INTERCREDITOR AGREEMENT
                     -----------------------
     INTERCREDITOR AGREEMENT, dated as of December 28, 1993, by and between MIDLANTIC NATIONAL BANK, a national banking association ("Midlantic" or the "Bank"), FIRST BANK NATIONAL ASSOCIATION as Trustee (the "Senior Note Trustee") under a certain Senior Note Indenture dated as of the date hereof (as the same may from time to time be amended, supplemented or otherwise modified, the "Senior Note Indenture") among TRUMP'S CASTLE FUNDING, INC., as Issuer (the "Company"), TRUMP'S CASTLE ASSOCIATES, as Guarantor (the "Borrower"), and the Senior Note Trustee; FIRST BANK NATIONAL ASSOCIATION, as Trustee (the "Mortgage Note Trustee") under a certain Mortgage Note Indenture dated as of the date hereof (as the same may from time to time be amended, supplemented or otherwise modified, the "Mortgage Note Indenture") among the Company as Issuer, the Borrower as Guarantor, and the Mortgage Note Trustee; and FIRST BANK NATIONAL ASSOCIATION, as Trustee (the "PIK Note Trustee") under a certain PIK Note Indenture dated as of the date hereof (as the same may from time to time be amended, supplemented or otherwise modified, the "PIK Note Indenture") among the Company, as Issuer, the Borrower as Guarantor, and the PIK Note Trustee.

                           WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement dated February 16, 1988 (the "1988 Credit Agreement") among the Borrower, the Company and the Bank, the Bank made a construction loan to the Borrower in the principal amount of up to $50,000,000, which construction loan was subsequently converted pursuant to the 1988 Credit Agreement into a term loan in the principal amount of $50,000,000 (the "Original Term Loan");

     WHEREAS, as a result of financial difficulties, the Borrower, the Company and others requested the Bank to restructure the terms and conditions of the Original Term Loan, among other things, to reduce the principal amount thereof from $50,000,000 to $38,000,000, to modify the interest rate and to defer the repayment of principal;

     WHEREAS, a joint plan of reorganization of the Borrower, the Company and Castle providing for such restructuring of the Original Term Loan (the "Plan") was confirmed by entry of the order of the bankruptcy court pursuant to Section 1129 of the United States Bankruptcy Code;

     WHEREAS, as of May 29, 1992 (the "Original Amendment Date"), the parties amended and restated the 1988 Credit Agreement to reflect the terms of the Plan, to make certain other changes and, solely for the convenience of the parties hereto, to amend and restate in its entirety the 1988 Credit Agreement, which Amended

                                 (1)
and Restated Credit Agreement dated as of May 29, 1992 is herein referred to as the "1992 Credit Agreement";

     WHEREAS, pursuant to the 1992 Credit Agreement and the other Lending Documents, including, without limitation, the Intercreditor Agreement and the Consent and Agreement, each dated May 29, 1992, among the Borrower, the Bank and First Bank National Association (the "Original Trustee"), the Bank received a first priority lien and security interest in and upon the Trust Estate, senior (and not pari passu or subordinate) to the liens and security interests in and upon the Trust Estate granted or to be granted to the Original Trustee, as collateral security for the Original Term Loan;

     WHEREAS, the Borrower and the Company have offered to exchange all of the Existing Bonds for the Mortgage Notes, the PIK Notes and cash, all pursuant to the Recapitalization (as defined in the Registration Statement);

     WHEREAS, the Borrower, the Company and others have requested that the Bank consent to the Recapitalization and make certain changes to the 1992 Credit Agreement and the other Lending
Documents to conform to the new ownership and debt structure of the Borrower, the Company and TC/GP resulting from the Recapitalization;

     WHEREAS, the Bank has agreed to consent to the Recapitalization and to make such other changes, but only upon the condition, among others, that the Trustees enter into this Agreement, to confirm, acknowledge and agree that the Bank continues to have a first priority lien and security interest in and upon the Trust Estate as collateral security for the Loan, senior (and not pari passu or subordinate) to the liens and security interests in and upon the Trust Estate granted or to be granted in favor of any of the Trustees; and

     WHEREAS, Midlantic and the Trustees desire to set forth herein their relative rights and obligations with respect to the Midlantic Term Loan Obligations and related matters.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.     Definitions.

     1.1. As used in this Agreement and unless otherwise expressly indicated, all capitalized words and terms not defined herein shall have the respective meanings and be construed herein

                                 (2)
as such words or terms are defined or construed in the Credit
Agreement.

     1.2. For the purposes of this Agreement, the following terms shall have the following meanings:

          "Credit Agreement" means the Amended and Restated Credit Agreement by and among Midlantic, the Borrower and the Company, dated as of the date hereof, as the same may from time to time be amended, supplemented or otherwise modified.

          "Indenture Guarantees" means all guaranties now existing or hereafter arising executed by the Borrower in favor of any Trustee, as the same may from time to time be amended, supplemented or otherwise modified.

          "Indenture Mortgages" means any and all mortgages now existing or hereafter arising granted by the Borrower and/or the Company which secures, in whole or in part, directly or indirectly, through assignment or otherwise, the Indenture Obligations, including, without limitation, any mortgage granted by the Borrower (i) to the Company and assigned to a Trustee and (ii) to a Trustee to secure any Indenture Guarantee.

          "Indenture Obligations" means all indebtedness, obligations and other liabilities of the Borrower and/or the Company to any one or more Trustees and any and all other Persons pursuant to or arising from the Indentures, the Indenture Notes, the Indenture Mortgages, the Indenture Guarantees and the other Indenture Documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), for which the Borrower, the Company or any other Person is now or hereafter becomes liable to pay to the Trustee(s) or any other Persons pursuant to any of such Indenture Documents.

          "Indentures" means the Senior Note Indenture, the
     Mortgage Note Indenture and the PIK Note Indenture.

          "Midlantic Term Loan Obligations" or "Midlantic Obligations" means all indebtedness, obligations and other liabilities of the Borrower and/or the Company to Midlantic and its successors and assigns pursuant to or arising from the Credit Agreement, the Note, the Mortgage and the other Lending Documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now

                                 (3)
     existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) for which the Borrower or the Company is now or hereafter becomes liable to pay to Midlantic pursuant to any of such Lending Documents.

          "Trustee" or "Trustees" shall mean each of the Senior Note Trustee, the Mortgage Note Trustee and the PIK Note Trustee and each of their permitted successors and assigns, unless the context requires reference to one or more but less than all of such Trustees.

     1.3. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The terms defined in this Section and elsewhere include the plural as well as the singular.

SECTION 2.     Midlantic Lien Priority.

     2.1. Lien Priority. Each Trustee hereby agrees that any and all security interests, mortgages, assignments of leases, assignments of operating assets, other assignments, pledges and other liens, charges or encumbrances (including, without limitation, the Indenture Mortgages and the Indenture Guarantees) now existing or hereafter created or arising in its favor in respect of any of the Indenture Obligations are expressly subordinate, inferior and junior in priority, operation and effect to any and all security interests, mortgages, assignments of leases, assignments of operating assets, other assignments, pledges and other liens, charges or encumbrances now existing or hereafter created or arising in favor of Midlantic in respect of the Midlantic Term Loan Obligations, notwithstanding anything to the contrary contained in any agreement or filing to which the Borrower, the Company or any Trustee may now or hereafter be a party, and irrespective of the time, order or method of attachment or perfection of any security interests granted thereby or the time or order of execution, filing or recording of any mortgages, financing statements or other security interests, assignments, pledges and other liens, charges or encumbrances. Any assets (including, without limitation, any real property(ies)) of the Borrower now or from time to time hereafter given, granted, assigned, mortgaged, pledged or otherwise encumbered to secure either the Midlantic Term Loan Obligations or any portion of the Indenture Obligations (collectively, together with any and all proceeds or products thereof, the "Shared Collateral") shall be subject to the priority established by this Section 2.1., provided that (i) the Senior Partnership

                                 (4)

     Note, the Partnership Note and the Subordinated Partnership Note (as such terms are defined in the Senior Note Indenture, the Mortgage Note Indenture and the PIK Note Indenture, respectively) shall not constitute "Shared Collateral" and (ii) the proceeds of any title insurance policies and/or reinsurance policies with respect to the Trust Estate shall constitute "Shared Collateral" only to the extent that the Bank and any Trustee both shall have the right to receipt thereof upon the occurrence of any facts or circumstances giving rise to any claim made under such title insurance and/or reinsurance policies.

     2.2. Proceeds of Shared Collateral. In the event that Midlantic or any one or more Trustees exercises its respective rights with respect to the Shared Collateral under the Lending Documents or the Indenture Documents, as the case may be, each of Midlantic and each Trustee shall apply the proceeds from any sale or sales or other disposition(s) of Shared Collateral (i) first, to the payment of the costs and expenses of such sales or other disposition(s), including the reasonable compensation of agents and reasonable fees and expenses of counsel, (ii) second, any surplus then remaining to the payment in full of the Midlantic Term Loan Obligations, (iii) third, any surplus then remaining to the payment of the Indenture Obligations in accordance with the Indenture Documents, and (iv) fourth, subject to the rights of the holder of any then existing Lien of which Midlantic or any Trustee has actual notice, any surplus then remaining to the Borrower or as a court of competent jurisdiction may otherwise direct. Subject to the rights of the Borrower to apply insurance proceeds or eminent domain awards to effect Restorations of the Premises, as those terms are defined in and set forth in the Mortgage, such proceeds and awards are acknowledged to be Shared Collateral and subject to this Section 2.2.

     2.3. Payment Blockage. If at any time an Event of Default described in Section 7.01(a), (b) or (c) of the Credit Agreement (including an Event of Default arising from the failure of the Borrower to pay the entire amount of the Midlantic Term Loan Obligations which shall have been accelerated by Midlantic in accordance with the Credit Agreement) (each, a "Payment Event of Default") occurs and is continuing, and Midlantic shall have given written notice thereof to the Trustees, then no Trustee shall be entitled to receive, and no Trustee shall make to the holders of the Indenture Notes any payments of interest on or the principal of any of the Indenture Notes, or to effect any Redemption of any of the Indenture Notes or to make open market purchases of any of the Indenture Notes (any such payments of interest and/or principal and any payments to effect any Redemp-tion or make open market purchases being hereinafter referred to as a "Blocked Payment"). If, notwithstanding the foregoing, any payment constituting a Blocked Payment is received by any Trustee after the occurrence and during the continuance of a Payment

                                 (5)

Event of Default, such payment or distribution received by any such Trustee shall be held in trust by such Trustee for the benefit of Midlantic until such time as (i) such Trustee receives written notice from Midlantic that the Payment Event of Default has been remedied or cured, including any cure effected pursuant to Section 3.1 hereof, in which event such Trustee shall be entitled hereunder to distribute the amount of such Blocked Payment to the holders of the Indenture Notes in accordance with the applicable Indenture, (ii) such Trustee receives written notice from Midlantic of the occurrence of an Event of Default described in Section 7.01(e) or (f) of the Credit Agreement (each a "Bankruptcy Event of Default"), in which event such payment shall be paid to Midlantic or as a court of competent jurisdiction may direct in a final and non-appealable order and to the extent paid to or for the benefit of Midlantic shall be deemed for purposes of this Agreement to be proceeds of Shared Collateral, or (iii) such Trustee receives written notice from Midlantic that Midlantic has accelerated the stated maturity of the Midlantic Term Loan Obligations and/or is exercising any other rights or remedies under the Lending Documents with respect to any Payment Event of Default, in which event such payment shall be paid over to Midlantic and shall be deemed for purposes of this Agreement to be proceeds of Shared Collateral. For the purposes of this Section 2.03, each Trustee shall conclusively presume that a Payment Event of Default has occurred simulta-neously (i) with the occurrence of an Event of Default described in Section 7.01(h) of the Credit Agreement, whether or not Midlantic has given formal notice of same to the Borrower or to any Trustee; and (ii) upon an Event of Default under Section 7.01(c) so long as Midlantic has given notice of same to the Trustees, whether or not the ten day grace period provided for therein has passed, unless as to (i) and (ii) contrary written notice is given to it by Midlantic.

SECTION 3.     Forbearance by Midlantic.

     3.1. Midlantic Term Loan Obligations. Except as provided in this Section 3.1, upon the occurrence of any Event of Default (as defined in the Credit Agreement) Midlantic agrees to give the Borrower and each Trustee at least 90 days' prior written notice of the acceleration by Midlantic of the stated maturity of the Midlantic Term Loan Obligations, or the commencement of the exercise by Midlantic of any other remedies against the Borrower or with respect to any collateral security given by the Borrower to Midlantic with respect thereto, in connection with such Event of Default. Such notice of acceleration and/or the exercise of other remedies by Midlantic shall be effective to accelerate the Midlantic Term Loan Obligations and/or to commence the exercise by Midlantic of other remedies with respect to such Event of Default, on the 90th day following the receipt of such notice by the Borrower and each Trustee, unless the Borrower or other

                                 (6)

Persons acting on its behalf shall cure such Event of Default (by payment in cash and/or other remedy) and all other adverse consequences of such Event of Default prior to the expiration of such 90-day period. Notwithstanding anything to the contrary contained herein, Midlantic shall have an obligation to give such notice and provide such 90-day cure period to the Borrower and the Trustees only once with respect to any particular type of Event of Default. Thereafter, subject to the notice requirements and cure periods, if any, provided in the Lending Documents, the Bank may proceed to exercise its rights and remedies without regard to this Section 3.1, except that, as long as this Agreement shall remain in effect, the Bank shall provide the Trustees with notice of a payment default prior to the commencement of the running of the grace periods provided in
Section 7.01(a) and Section 7.01(c) of the Credit Agreement.

     For purposes of this Agreement, the types of Events of Default with respect to which Midlantic shall have an obligation to forbear pursuant to this Section 3.1 in its exercise of remedies for 90 days after receipt by the Borrower and the Trustees of notice (each of which type of Event of Default may be cured once, but only once, by the Borrower or Persons acting on its behalf, and then only during such 90-day period), are as follows:

          (a) a Payment Event of Default arising out of the Borrower's failure to make a payment of interest or of principal on the date the same is due (subject to applicable cure periods, if any), under the Note (as distinguished from a Payment Event of Default arising from the acceleration of the Stated Maturity of the Midlantic Term Loan Obligations as a consequence of any other Event of Default);

          (b) a Bankruptcy Event of Default which has not resulted in the entry of an order for relief by a bankruptcy court under the federal bankruptcy laws;

          (c) an Event of Default under Section 7.01(d), Section 7.01(i) or Section 7.01(m) of the Credit Agreement (it being understood that breaches of separate covenants shall be deemed to be separate types of Events of Default, except that (i) Events of Default with respect to substantially similar covenants referred to therein and (ii) a series of related Events of Default shall (in either such case) be deemed to be a single type of Event of Default for purposes hereof);

          (d) an Event of Default under Section 7.01(j) of the Credit Agreement;

                                 (7)

          (e) an Event of Default under Section 7.01(1) of the Credit Agreement; or

          (f) an Event of Default under Section 7.01(n) of the Credit Agreement.

     The Events of Default described in Section 7.01(e) or
Section 7.01(f) (bankruptcy or insolvency) which has resulted in the entry of an order for relief by a bankruptcy court under the federal bankruptcy laws, Section 7.01(g) (revocation of license),
Section 7.01(h) (acceleration by Trustee), Section 7.01(k) (judicial determination of invalidity of Lending Documents) and in Section 7.01(o) (certain specific misrepresentations and breaches of warranties) shall not be Events of Default with respect to which Midlantic's forbearance obligations (or notice obligations) provided for in this Section 3.1 shall apply.

     An Event of Default of a single type shall be deemed to be "cured" if, at the end of such 90-day period, all Events of Default of that type have been cured. Nothing in this Agreement shall alter or change in any manner the Borrower's rights under the Lending Documents to cure (i) Defaults which have not yet ripened into Events of Default and (ii) Events of Default with respect to which Midlantic has elected not to accelerate (or take any other remedial action or exercise any other right in respect
of) the Midlantic Term Loan Obligations.

     The fact that there are three Trustees shall not change the provision in the second paragraph of this Section 3.1 to the effect that a cure may be effected once, but only once as provided therein for each Event of Default described in subparagraphs (A) through (F) of that paragraph.

     3.2. Exercise of Remedies. Nothing in this Agreement shall prevent at any time any Trustee from exercising or refraining in its sole discretion from the exercise of any rights or remedies available to it under this Agreement or the Indenture Documents, provided that (i) all remedies exercised by any Trustee in respect of any Shared Collateral shall be exercised in accordance with Section 2 hereof (including, without limitation, that proceeds of Shared Collateral shall be distributed as provided in
Section 2.2 hereof) and (ii) there is compliance with Section 2.3 hereof.

SECTION 4.     Representations and Warranties.

     4.1. By Each Trustee. Each Trustee hereby represents and warrants to Midlantic that:

                                 (8)

          (a) Corporate Existence. The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

          (b) Power and Authority. The Trustee has full power, authority and legal right to execute, deliver and perform this Agreement. The execution and delivery of this Agreement by the Trustee and the performance or observance of each of the obligations of the Trustee hereunder have been duly authorized by all necessary action on the part of the Trustee.

          (c) Enforceable Obligations. This Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against it in accordance with its terms.

          (d) Consents, Approvals, Authorizations, etc. No consent, approval, order or authorization of or registration, declaration or filing with any Governmental Authority or any other Person is required in connection with the valid execution and delivery by the Trustee of this Agreement or the carrying out or performance by the Trustee of any of the transactions required or contemplated hereby.

          (e) No Legal Bar. The execution and delivery of this Agreement by the Trustee, and the performance by the Trustee of its obligations hereunder, will not violate any Legal
     Requirements affecting the Trustee.

          (f)  No Transfer or Subordination.  The Trustee has not
     (i) sold, assigned or otherwise transferred, in whole or in part, any of the Indenture Obligations, any interest therein or any collateral security or guaranty therefor to any other Person or (ii) made, given or permitted any currently effective subordination or postponement in respect of the Indenture Obligations or any Shared Collateral, except to Midlantic as provided herein.

     4.2. By Midlantic. Midlantic hereby represents and warrants to each Trustee that:

          (a) Corporate Existence. Midlantic is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

          (b) Power and Authority. Midlantic has full power, authority and legal right to execute, deliver and perform this Agreement. The execution and delivery of this Agreement by Midlantic and the performance or observance of each of the obligations of Midlantic hereunder have been

                                 (9)
     duly authorized by an officer of Midlantic to which the Board of Directors of Midlantic has duly delegated the authority to enter into this Agreement, and Midlantic has delivered to the Trustees evidence reasonably satisfactory to it of such authorization.

          (c) Enforceable Obligations. This Agreement has been duly executed and delivered by Midlantic and constitutes a legal, valid and binding obligation of Midlantic, enforceable against it in accordance with its terms.

          (d) Consents, Approvals, Authorizations, etc. No consent, approval, order or authorization or registration, declaration or filing with any Governmental Authority or any other Person is required in connection with the valid execution and delivery by Midlantic of this Agreement or the carrying out of performance by Midlantic of any of the transactions required or contemplated hereby.

          (e) No Legal Bar. The execution and delivery of this Agreement by Midlantic, and the performance by Midlantic of its obligations hereunder, will not violate any Legal
     Requirements affecting Midlantic.

          (f)  No Transfer or Subordination.  Midlantic has not
     (i) sold, assigned or otherwise transferred, in whole or in part, any of the Midlantic Term Loan Obligations, any interest therein or any collateral security or guaranty therefor to any other Person or (ii) made, given or permitted any currently effective subordination or postponement in respect of the Midlantic Obligations or any Shared Collateral.

Section 5.     Negative Covenants of the Trustees.

     5.1. Until the Midlantic Term Loan Obligations are indefeasibly paid in full, each Trustee agrees not to, directly or indirectly:

          (a) take, demand or receive from the Borrower or the Company, by set-off, Redemption, purchase or in any other manner, any payment in respect of the Indenture Obligations, contrary to or in violation of the terms of this Agreement;

          (b) enter into any amendment or modification of, or supplement to, any Indenture or any other Indenture Document which would contravene the provisions of Section 11.03(c),
     (d) or (e) of the Credit Agreement as in effect on the Effective Date;

                                 (10)

          (c) accept any payment or distribution made by or on behalf of the Borrower or the Company that the Borrower or the Company is prohibited from making under the Credit
     Agreement or any of the other Lending Documents; or

          (d) accept any payment or distribution made by or on behalf of the Borrower or the Company that the Borrower or the Company is prohibited from making under any of the Indenture Documents; or

          (e) accelerate the indebtedness under its Indenture without giving Midlantic at least two prior business days notice of such acceleration.

SECTION 6.     Waivers, etc.

     6.1. Each of the parties hereto consents to and agrees with the other parties that, without the necessity of any reservation of rights against any other party and without notice to or further assent by any other party, subject to the provisions of Sections 2.1, 2.2 and 5.1 hereof, (a) any demand for payment of any Midlantic Term Loan Obligation or Indenture Obligation may be rescinded in whole or in part, and any Midlantic Term Loan Obligations or Indenture Obligation may be continued, and the Midlantic Term Loan Obligations and the Indenture Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other Person thereunder or with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released (it being acknowledged that the foregoing is subject, in the case of any Shared Collateral, to the provisions of Section 2 hereof), and (b) the Lending Documents and the Indenture Documents, and any other documents, instruments or agreements evidencing or governing the terms of any of the Midlantic Term Loan Obligations or the Indenture Obligations or any collateral security documents or guaranties or documents in connection therewith, may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, except as otherwise expressly set forth therein, and any collateral security at any time held by Midlantic or any Trustee from the payment of any of the Midlantic Term Loan Obligations or any Indenture Obligations, respectively, may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any other party hereto, each of which will remain bound under this Agreement, and all without impairing, releasing or affecting the lien priority or other provisions herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or

                                 (11)
release, subject in each case to the provisions hereof. The Trustees and Midlantic hereby waive any and all notice of the creation, renewal, extension or accrual of any of the Midlantic Term Loan Obligations or the Indenture Obligations, as the case may be, and notice of or proof of reliance by Midlantic or the Trustees, as the case may be, upon this Agreement, and the Midlantic Term Loan Obligations, or the Indenture Obligations, as the case may be, and each of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and Midlantic or the Trustees, as the case may be, shall be deemed to have been consummated in reliance upon this Agreement. Each Trustee hereby acknowledges and agrees that Midlantic has relied upon the lien priority and other provisions hereof in entering into the Credit Agreement, the Note and the other Lending Documents and all such other documents, instruments and agreements relating to the Midlantic Term Loan Obligations. Each Trustee hereby waives notice of or proof of reliance on this Agreement. Midlantic hereby acknowledges and agrees that each Trustee has relied upon the provisions hereof in entering into the Indentures and all other documents, instruments and agreements relating to the Indenture Obligations. Midlantic hereby waives notice of or proof of reliance on this Agreement.

     6.2. Each Trustee hereby acknowledges and confirms to Midlantic that:

          (a) Midlantic has not made any representations or warranties as to any matter which may affect or in any way relate to the financial condition, relationships or transactions of the Borrower or any other Person, including, without limitation, the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Borrower or any other Person; and

          (b) Except as expressly provided herein, Midlantic is not obligated to notify any Trustee or any other Person of any change in the business, assets, liabilities, type or value of any security therefor, financial condition, management or control of the Borrower or of any other Person. None of such changes shall release or otherwise impair any of the rights of Midlantic as against the Borrower and the Trustees (hereunder or under the Credit Agreement, the Note and the other Lending Documents, or any other document, instrument or agreement relating to any of the Midlantic Term Loan Obligations); and

          (c) The failure by Midlantic to obtain, perfect or realize upon any security for any of the Midlantic Term Loan
     Obligations or the indebtedness, obligations or liabilities

                                 (12)
     of any other Person, shall not release or otherwise impair any of the obligations of the Trustees hereunder.

SECTION 7.     Term and Termination.

     This Agreement shall constitute from and after the Effective Date a continuing agreement and shall remain in effect until the Midlantic Term Loan Obligations are indefeasibly paid and performed in full or, if earlier, until the Indenture Notes are indefeasibly paid in full without contravention of Section 2.2 or
Section 5.1 hereof and the Indenture Mortgages and Other Indenture Security Documents are discharged of record. For purposes hereof, "Other Indenture Security Documents" shall mean any other document evidencing any mortgage, security interest or any other lien or encumbrance in favor of any Trustee which are a matter of public record. This Agreement, including without limitation, the lien priority and other provisions hereof shall remain in effect, notwithstanding any proceeding instituted by or against the Borrower and/or the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Borrower and/or the Company or its respective debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the Borrower or any substantial part of its property or assets. First National Bank Association, in its capacity as Trustee under the Amended and Restated Indenture dated as of May 29, 1992 relating to the Existing Bonds, as same may have been amended or otherwise modified, hereby represents and warrants to Midlantic that all of the Indenture Documents (as defined in the 1992 Credit Agreement) which secured any obligation respecting or relating to the Existing Bonds (including, without limitation, a mortgage, assignment of leases, assignment of operating assets and UCC-1 financing statements) have been terminated and cancelled and documents sufficient to discharge of record each such Indenture Document (the "Discharge Documents") have been irrevocably given to a title company, and such title company has agreed with it and Midlantic to properly and promptly record each Discharge Document.

SECTION 8.     Remedies and Cooperation.

     8.1. Each party hereby acknowledges that the other parties shall have no adequate remedy at law if a party violates any of the terms of provisions hereof. In such event, each other party shall have the right, in addition to any and all other rights and remedies as may be available under applicable law, to obtain in any court of competent jurisdiction injunctive relief to restrain any such party from any breach or threatened breach of this

                                 (13)

Agreement or otherwise to specifically enforce any of the terms or provisions hereof.

     8.2. The Bank agrees (without prejudice to any rights or remedies the Bank may be entitled to exercise) that it will not interfere with any lawful effort initiated by any Trustee to avoid or cure any Event of Default under the Midlantic Term Loan Obligations within the applicable cure period provided for in
Section 3.1 hereof, or any circumstance that may give rise to such an Event of Default within the applicable cure period provided in the Lending Documents, and on inquiry initiated by the Trustee (whether by telephone or in writing), the Bank shall confer with such Trustee and provide it with such unprivileged information pertaining to the Lending Documents, the status thereof, and such other matters relating to the Borrower within the knowledge of the Bank as such Trustee may from time to time reasonably request.

SECTION 9.     Concerning the Trustees.

     9.1. Each Trustee (or separate trustee appointed with such authority pursuant to each Indenture as in effect on the date hereof (the "Successor Provisions")) undertakes to perform such duties and only such duties as are specifically set forth in this Intercreditor Agreement as assigned to such Trustee (or such co-trustee or separate trustee, as the case may be). No implied covenants or obligations shall be read into this Intercreditor Agreement against any Trustee (or such co-trustee or separate trustee, as the case may be) or Midlantic.

     9.2. In the absence of bad faith on its part, each Trustee (and such co-trustee or separate trustee) may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee (or such co-trustee or separate trustee, as the case may be) and conforming to the requirements of this Intercreditor Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to any Trustee (or such co-trustee or separate trustee, as the case may be), such Trustee (or such co-trustee or separate trustee, as the case may be) shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Intercreditor Agreement.

     9.3. Each Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                                 (14)

     9.4. Whenever in the administration of this Intercreditor Agreement any Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

     9.5. Each Trustee may consult with counsel, and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by such Trustee hereunder in good faith and in reliance thereon.

     9.6. No Trustee shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document.

     9.7. No provision of this Intercreditor Agreement or any other Lending Document (including the provisions of Section 2.07 of the Credit Agreement, Section 1.10 of the Mortgage or any similar provisions incorporated herein by reference, notwithstanding the terms of such provisions) shall be construed to relieve any Trustee (or any co-trustee or separate trustee appointed pursuant to said successor provisions) from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no Trustee (or such co-trustee or separate trustee, as the case may be) shall be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that such Trustee (or such co-trustee or separate trustee, as the case may be) was negligent in ascertaining the pertinent facts.

     9.8. No provision of this Intercreditor Agreement shall require any Trustee (or such co-trustee or separate trustee, as the case may be) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that, under the terms of the applicable Indenture or otherwise, repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     9.9. Each Trustee may execute any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                               (15)

SECTION 10.    Miscellaneous.

     10.1. No failure to exercise, and no delay in exercising, on the part of any party hereto from time to time of any right, power or privilege under this Agreement or any document securing and/or evidencing the Midlantic Term Loan Obligations or the Indenture Obligations shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other such document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the Midlantic Term Loan Obligations or the Indenture Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

     10.2. Each party hereto agrees to execute and deliver such further documents and to do such other acts and things as any other party may reasonably request in order fully to effect the purposes of this Agreement.

     10.3. Any request, demand, authorization, direction, notice (including, without limitation, a notice of default), consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with Midlantic, any Trustee or the Borrower shall be deemed given when either (i) delivered by hand or by Federal Express or other similar overnight courier or (ii) three Business Days after sending by registered or certified mail, postage prepaid; in either case addressed as follows:

     To the Trustees (one such notice shall constitute sufficient notice to the each of the three Trustees hereunder, unless the same Person is not the Trustee under each Indenture)):

          First Bank National Association
          180 East Fifth Street
          St. Paul, Minnesota 55010
          Attention: Corporate Trust Department

     To Midlantic:

          Midlantic National Bank
          Supervised Loan Department, 7th Floor
          499 Thornall Street
          Edison, New Jersey 08837
          Attention: Ben Berzin, Jr., Senior Vice President

                               (16)

     To the Borrower:

          Trump's Castle Associates
          Trump Castle Casino Resort by the Bay
          Brigantine Boulevard at Huron Avenue
          Atlantic City, New Jersey 08401
          Attention: Chief Executive Officer

          TC/GP Corporation
          Trump Castle Casino Resort by the Bay
          Brigantine Boulevard at Huron Avenue
          Atlantic City, New Jersey 08401
          Attention: Treasurer

with, in each case, a copy sent by the same method to:

          The Trump Organization
          725 Fifth Avenue
          New York, New York 10022
          Attention: Nicholas L. Ribis, Esq.

          Sills Cummis Zuckerman Radin Tischman
            Epstein & Gross, P.A.
          One Riverfront Plaza
          Newark, New Jersey 07102
          Attention: Ira A. Rosenberg, Esq.

          Willkie Farr & Gallagher
          One Citicorp Center
          153 East 53rd Street
          New York, New York, 10022
          Attention: Thomas M. Cerabino, Esq.

          Ropes & Gray
          One International Place
          Boston, Massachusetts, 02110-2624
          Attention: Robert L. Nutt, Esq.

By notice given as provided above, each Trustee, Midlantic or the Borrower may designate additional or substitute addresses for such notices, which, notwithstanding the provisions of clause
(ii) of this Section 9.3, shall be deemed given when received.

     If any Trustee commences foreclosure or other proceedings for sale of any Shared Collateral pursuant to any Indenture Mortgage or any Other Indenture Security Document, or the Bank commences foreclosure or other proceedings for sale of any Shared Collateral pursuant to the Mortgage or other security instrument securing the Midlantic Term Loan Obligations, then the foreclosing party agrees to give the other copies of notices at the same time and by substantially the same method the

                               (17)
foreclosing party provides any such notice to the Borrower or the Company.

     10.4. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.5. This Agreement may be executed by the parties hereto in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

     10.6. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey (without giving effect to principles of choice of law). Each Trustee hereby submits itself for the sole purpose of this Agreement and any controversy arising hereunder to the nonexclusive jurisdiction of the federal and state courts located in the State of NeW Jersey, and waives any objection (on the grounds of lack of jurisdiction or forum non conveniens, or otherwise) to jurisdiction over it by any federal or state court in the State of New Jersey.

     10.7. This Agreement is solely for the benefit of the parties hereto and, for the limited purpose of the provisions of Sections 3.1 and 3.2 hereof, the Borrower and its General Partners and their respective successors and assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     10.8. The agreements of the Trustees hereunder are made solely in its capacity as Trustee under each of the Indentures, and shall bind, and inure to the benefit of, the holders of the Notes.

     10.9. Any successor Trustee under any Indenture shall be deemed to be and shall be bound by this Agreement.

                               (18)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              MIDLANTIC NATIONAL BANK

                              By: _______________________________

                              Name: _____________________________

                              Title: ____________________________


                              FIRST BANK NATIONAL ASSOCIATION, as
                              Senior Note Trustee under the
                              Senior Note Indenture

                              By: _______________________________

                              Name: _____________________________

                              Title: ____________________________

                              FIRST BANK NATIONAL ASSOCIATION, as
                              Mortgage Note Trustee under the
                              Mortgage Note Indenture

                              By: _______________________________

                              Name: _____________________________

                              Title: ____________________________

                              FIRST BANK NATIONAL ASSOCIATION, as
                              PIK Note Trustee under the PIK Note
                              Indenture

                              By: _______________________________

                              Name: _____________________________

                              Title: ____________________________

                              FIRST BANK NATIONAL ASSOCIATION, as
                              Trustee under the May 29, 1992
                              Indenture (for the purposes of
                              Section 7)

                              By: _______________________________

                              Name: _____________________________

                              Title: ____________________________





                               (19)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 27th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared __________________________ a
_____________________ of MIDLANTIC NATIONAL BANK, a national banking association, who, I am satisfied, is the person who executed the within instrument, as ______________________ said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.


                                   _________________________________
                                   Notary Public of the State of
                                   New York

                                   {Seal}


                               (20)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 27th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared __________________________ a
_____________________ of FIRST BANK NATIONAL ASSOCIATION, a national banking association, the Trustee under a certain Senior
Note Indenture pursuant to which Trump's Castle Funding, Inc. is issuing Senior Notes, who, I am satisfied, is the person who executed the within instrument, as ______________________ said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.


                                   _________________________________
                                   Notary Public of the State of
                                   New York

                                   {Seal}

                               (21)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 28th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared ___________________ a _____________________ of FIRST BANK NATIONAL ASSOCIATION, a national banking association, the Trustee under a certain Mortgage Notes Indenture pursuant to which Trump's Castle Funding, Inc. is issuing Mortgage Notes, who, I am satisfied, is the person who executed the within instrument, as ______________________ said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.


                                   _________________________________
                                   Notary Public of the State of
                                   New York

                                   {Seal}



                               (22)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 28th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared __________________________ a
_____________________ of FIRST BANK NATIONAL ASSOCIATION, a national banking association, the Trustee under a certain PIK
Note Indenture pursuant to which Trump's Castle Funding, Inc. is issuing PIK Notes, who, I am satisfied, is the person who executed the within instrument, as ______________________ said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.


                                   _________________________________
                                   Notary Public of the State of
                                   New York

                                   {Seal}



                               (23)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 28th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared __________________________ a
_____________________ of FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Trustee under a certain existing indenture, who, I am satisfied, is the person who executed the within instrument, as ______________________ said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.


                                   _________________________________
                                   Notary Public of the State of
                                   New York

                                   {Seal}

                               (24)